UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2006

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1259 Northwest 21st Street
Pompano Beach, Florida 33069

(Address of principal executive offices and zip code)

(954) 917-7665

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 4.01. Changes in Registrants Certifying Accountant.

(a)

Previous independent registered public accounting firm

(i)

On April 11, 2006, Imperial Industries, Inc. (the “Registrant”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Registrant’s Audit Committee and Board of Directors participated in and approved the decision to change its independent registered public accounting firm.

(ii)

The reports of PricewaterhouseCoopers LLP on the financial statements as of and for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)

During the fiscal years ended December 31, 2005 and 2004 and through April 11, 2006, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv)

During the fiscal years ended December 31, 2005 and 2004 and through April 11, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

(v)

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 17, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b)

New independent registered public accounting firm

(i)

The Registrant’s Audit Committee and Board of Directors engaged Grant Thornton LLP as its new independent registered public accounting firm as of April 13, 2006. During the fiscal years ended December 31, 2005 and 2004 and through April 13, 2006, the Registrant has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(b)

Exhibits.

Exhibit 16.1

Letter dated April 17, 2005 from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.
By:	/s/ STEVEN M. HEALY
Steven M. Healy Chief Financial Officer

Dated:   April 17, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter dated April 17, 2006 from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission.